Exhibit 99.1

1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

Contact:
Monique N. Dolecki, Investor Relations - 201-847-5378
Kristen Cardillo, Corporate Communications - 201-847-5657

BD ANNOUNCES RESULTS FOR 2017 SECOND FISCAL QUARTER

•	As reported, revenues of $2.969 billion decreased 3.2 percent, which reflects the divestiture of the Respiratory Solutions business.

•	On a comparable, currency-neutral basis, revenues grew 5.2 percent.

•	As reported, diluted earnings per share of $1.58 increased 1.3 percent.

•	As adjusted, diluted earnings per share of $2.30 increased 5.5 percent, or 12.8 percent on a currency-neutral basis.

•	As reported, the Company now expects full fiscal year diluted earnings per share to be between $7.73 and $7.83 which represents growth of approximately 72.0 to 74.0 percent.

•
The Company reaffirms fiscal year 2017 adjusted diluted earnings per share guidance of $9.35 to $9.45, which represents growth of approximately 9.0 to 10.0 percent, or 13.0 to 14.0 percent on a currency-neutral basis.

Franklin Lakes, NJ (May 2, 2017) - BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today reported quarterly revenues of $2.969 billion for the second fiscal quarter ended March 31, 2017. This represents a decrease of 3.2 percent from the prior-year period due to the divestiture of the Respiratory Solutions business that was completed in October 2016. On a comparable, currency-neutral basis, second quarter revenues grew 5.2 percent.

“We are very pleased with our strong second quarter and year-to-date performance, and move forward with strong momentum,” said Vincent A. Forlenza, Chairman and CEO. “Both segments contributed to revenue growth, demonstrating the breadth and diversity of the growth drivers within our portfolio. We remain confident in our outlook for fiscal 2017 and our ability to create value for our shareholders.”

Second Quarter and Six-Month Fiscal 2017 Operating Results
As reported, diluted earnings per share for the second quarter were $1.58, compared with $1.56 in the prior-year period. This represents an increase of 1.3 percent. Adjusted diluted earnings per share were $2.30, compared with $2.18 in the prior-year period. This represents an increase in adjusted diluted earnings per share of 5.5 percent, or 12.8 percent on a currency-neutral basis.

For the six-month period ended March 31, 2017, as reported, diluted earnings per share were $4.15, compared with $2.62 in the prior-year period. This represents an increase of 58.4 percent and is primarily due to a litigation reserve reversal following a favorable appellate antitrust ruling. Adjusted diluted earnings per share were $4.63, compared with $4.13 in the prior-year period. This represents an increase in adjusted diluted earnings per share of 12.1 percent, or 16.2 percent on a currency-neutral basis.

Segment Results
In the BD Medical segment, as reported, worldwide revenues for the quarter of $1.987 billion decreased 6.8 percent from the prior-year period due to the aforementioned divestiture. On a comparable, currency-neutral basis, revenues increased 4.8 percent. The segment’s results reflect strong performance in the Medication and Procedural Solutions and Medication Management Solutions units. Performance in the Pharmaceutical Systems and Diabetes Care units was negatively impacted in part by the timing of customer orders which occurred in the first fiscal quarter, earlier than initially anticipated.

Within the Medication Management Solutions unit, the Company is making some changes to its U.S. dispensing business model as it continues to reinvent the medication management process. The transformation of the dispensing business from capital placements to a value-based software business model will create a more robust and customer-focused business.

For the six-month period ended March 31, 2017, BD Medical revenues were $3.951 billion as reported, a decrease of 5.6 percent from the prior-year period due to the aforementioned divestiture. On a comparable, currency-neutral basis, BD Medical revenues increased 6.2 percent.

In the BD Life Sciences segment, as reported, worldwide revenues for the quarter were $982 million, an increase of 4.9 percent over the prior-year period, or an increase of 5.8 percent on a currency-neutral basis. The segment’s revenue growth reflects strong performance in the Diagnostic Systems and Preanalytical Systems units, and a slight decline in revenues in the Biosciences unit. BD Life Sciences' growth was aided by flu-related revenues in the Diagnostic Systems unit as a result of a stronger flu season in comparison to the prior year.

For the six-month period ended March 31, 2017, BD Life Sciences revenues were $1.940 billion as reported, an increase of 3.8 percent over the prior-year period, and an increase of 4.5 percent on a currency-neutral basis.

Geographic Results
As reported, second quarter revenues in the U.S. of $1.627 billion decreased 5.4 percent from the prior-year period due to the aforementioned divestiture. On a comparable basis, U.S. revenues increased 4.0 percent. Within the BD Medical segment, growth in the U.S. was driven by strong performance in the Medication Management Solutions and Medication and Procedural Solutions units. Growth was negatively impacted in part by the aforementioned timing of customer orders in the Diabetes Care unit, and a tough comparison to the prior-year period in the Pharmaceutical Systems unit. BD Life Sciences segment results in the U.S. reflect strength in the Diagnostics Systems and Preanalytical Systems units, and Biosciences unit revenues that were about flat compared to the prior-year period. BD Life Sciences growth was aided by flu-related revenues in the Diagnostic Systems unit as a result of a stronger flu season in comparison to the prior year.

As reported, revenues outside of the U.S. of $1.342 billion were about flat when compared with the prior-year period due to the aforementioned divestiture. On a comparable, currency-neutral basis, revenues outside of the U.S. increased 6.5 percent. International revenue growth reflects strong performance in both segments. Within the BD Medical segment, growth was driven by capital installations in the Medication Management Solutions unit, and strength in the Medication and Procedural Solutions unit. Growth in the BD Life Sciences segment reflects sales of safety-engineered products in emerging markets, and strength in the Diagnostic Systems unit.

For the six-month period ended March 31, 2017, U.S. revenues were $3.257 billion as reported, a decrease of 4.5 percent from the prior-year period due to the aforementioned divestiture. On a comparable basis, U.S. revenues grew 4.8 percent. As reported, revenues outside of the U.S. of $2.635 billion were about flat compared to the prior-year period. On a comparable, currency-neutral basis, revenues outside the U.S. grew 6.7 percent.

Fiscal 2017 Outlook for Full Year
As a result of the aforementioned transformation in the U.S. dispensing business within Medication Management Solutions, the Company's accounting for revenue recognition will change to reflect the new dispensing business model. The Company estimates an unfavorable impact to full fiscal year 2017 of approximately $50 to $60 million to revenues and approximately $0.20 to $0.25 to adjusted earnings per share. With strong performance year-to-date, combined with its current outlook for fiscal year 2017, the Company is maintaining its full fiscal year 2017 revenue and earnings guidance as described below, which includes the impact of the dispensing business model change.

As reported, the Company continues to expect full fiscal year 2017 revenues to decrease 3.5 to 4.0 percent, primarily due to the aforementioned divestiture of the Respiratory Solutions business. The Company continues to estimate that revenues for the full fiscal year 2017 will increase 4.5 to 5.0 percent on a comparable, currency-neutral basis that excludes Respiratory Solutions and other divestitures that closed in fiscal year 2016.

As reported, the Company now expects full fiscal year 2017 diluted earnings per share to be between $7.73 and $7.83, which represents growth of approximately 72.0 to 74.0 percent. On a currency-neutral basis, the Company continues to expect full fiscal year adjusted diluted earnings per share to be between $9.70 and $9.80, which represents growth of 13.0 to 14.0 percent including an estimated 1.5 percentage points of dilution related to the Respiratory Solutions divestiture. Including the estimated negative impact from foreign currency, the Company continues to expect adjusted diluted earnings per share to be between $9.35 and $9.45, which represents growth of approximately 9.0 to 10.0 percent over fiscal 2016 adjusted diluted earnings per share of $8.59. Adjusted diluted earnings per share excludes, among other specified items, the non-cash amortization of intangible assets, and the reversal of a litigation reserve.

Conference Call Information
A conference call regarding BD’s second quarter results will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 8:00 a.m. (ET) Tuesday, May 2, 2017. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-585-8367 (domestic) and 1-404-537-3406 (international) through the close of business on Tuesday, May 9, 2017, confirmation number 3838563.

Non-GAAP Financial Measures/Financial Tables
This news release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables. Within the attached financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

All “comparable” basis revenue growth rates relating to fiscal year 2017 presented throughout this release are adjusted for closed divestitures. Current and prior-year adjusted diluted earnings per share results exclude the impact of purchase accounting adjustments (including the non-cash amortization of acquisition-related intangible assets); integration, restructuring and transaction costs; the reversal of a litigation reserve; and the loss on debt extinguishment. We also provide these measures on a currency-neutral basis after eliminating the effect of foreign currency translation, where applicable. Reconciliations of these amounts to the most directly comparable GAAP measures are included in the tables at the end of this release.

About BD
BD is a global medical technology company that is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. BD leads in patient and health care worker safety and the technologies that enable medical research and clinical laboratories. The company provides innovative solutions that help advance medical research and genomics, enhance the diagnosis of infectious disease and cancer, improve medication management, promote infection prevention, equip surgical and interventional procedures, and support the management of diabetes. The company partners with organizations around the world to address some of the most challenging global health issues. BD has nearly 50,000 associates across 50 countries who work in close collaboration with customers and partners to help enhance outcomes, lower health care delivery costs, increase efficiencies, improve health care safety and expand access to health. For more information on BD, please visit bd.com.

***
This press release, including the section entitled “Fiscal 2017 Outlook for Full Year”, contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially. These factors include, but are not limited to: potential cuts in governmental healthcare spending, which could result in reduced demand for our product or downward pricing pressure; measures to contain healthcare costs; adverse changes in regional, national or foreign economic conditions, including any impact on our ability to access credit markets and finance our operations, the demand for our products and services as a result of reduced government funding, lower utilization rates or otherwise, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates; new or changing laws and regulations impacting our business (including changes in the U.S. tax code or laws impacting foreign trade) or changes in enforcement practices with respect to such laws; our ability to successfully integrate any businesses we acquire; the adverse impact of cyber-attacks on our information systems or products; competitive factors including technological advances and new products introduced by competitors; interruptions in our supply chain or manufacturing processes; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; adverse changes in geopolitical conditions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; efficacy or safety concerns relating to product recalls; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; risks relating to our ability to continue to successfully integrate CareFusion's operations in order to fully obtain the benefits of the transaction; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in millions, except share and per share data)

	Three Months Ended March 31,
	2017	2016	% Change
REVENUES	$2,969	$3,067	(3.2)

Cost of products sold	1,537	1,584	(3.0)
Selling and administrative expense	724	732	(1.2)
Research and development expense	187	182	2.7
Acquisitions and other restructurings	76	104	(26.8)
Other operating (income) expense	—	—	—
TOTAL OPERATING COSTS AND EXPENSES	2,523	2,601	(3.0)
OPERATING INCOME	446	466	(4.3)

Interest expense	(86)	(99)	(12.6)
Interest income	7	3	NM
Other (expense) income, net	(5)	6	NM
INCOME BEFORE INCOME TAXES	362	376	(3.9)
Income tax provision	18	38	(53.0)
NET INCOME	$344	$338	1.6

EARNINGS PER SHARE
Basic Earnings per Share	$1.61	$1.59	1.3
Diluted Earnings per Share	$1.58	$1.56	1.3

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	213,583	212,469
Diluted	217,866	216,538

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in millions, except share and per share data)

	Six Months Ended March 31,
	2017	2016	% Change
REVENUES	$5,892	$6,054	(2.7)

Cost of products sold	3,007	3,162	(4.9)
Selling and administrative expense	1,432	1,480	(3.2)
Research and development expense	368	369	(0.2)
Acquisitions and other restructurings	163	225	(27.6)
Other operating (income) expense	(336)	—	NM
TOTAL OPERATING COSTS AND EXPENSES	4,634	5,236	(11.5)
OPERATING INCOME	1,257	818	53.7

Interest expense	(181)	(196)	(7.8)
Interest income	12	9	35.0
Other (expense) income, net	(35)	11	NM
INCOME BEFORE INCOME TAXES	1,054	642	64.1
Income tax provision	148	75	98.0
NET INCOME	$905	$567	59.6

EARNINGS PER SHARE
Basic Earnings per Share	$4.24	$2.67	58.8
Diluted Earnings per Share	$4.15	$2.62	58.4

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	213,321	212,077
Diluted	217,986	216,695

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS - UNITED STATES
Three Months Ended March 31,
(Unaudited; Amounts in millions)

	A	B	C=(A-B)/B
	2017	2016	% Change
BD MEDICAL
Medication and Procedural Solutions	$495	$484	2.3
Medication Management Solutions *	464	439	5.6
Diabetes Care	124	125	(0.7)
Pharmaceutical Systems	76	81	(6.0)
Respiratory Solutions *	—	149	NM
TOTAL	$1,159	$1,278	(9.3)

BD LIFE SCIENCES
Preanalytical Systems	$185	$175	6.0
Diagnostic Systems	173	156	10.5
Biosciences	110	110	(0.2)
TOTAL	$467	$441	6.0

TOTAL UNITED STATES	$1,627	$1,719	(5.4)

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS - INTERNATIONAL
Three Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2017	2016	FX Impact	Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$370	$348	$(6)	6.5	8.2
Medication Management Solutions	103	94	(4)	9.6	13.6
Diabetes Care	119	118	(1)	0.7	1.7
Pharmaceutical Systems	235	229	(7)	2.6	5.6
Respiratory Solutions	—	64	—	NM	NM
TOTAL	$828	$853	$(18)	(3.0)	(0.9)

BD LIFE SCIENCES
Preanalytical Systems	$177	$165	$(3)	7.1	9.1
Diagnostic Systems	178	163	(2)	9.2	10.6
Biosciences	160	167	(3)	(4.5)	(2.9)
TOTAL	$514	$495	$(8)	3.9	5.6

TOTAL INTERNATIONAL	$1,342	$1,349	$(26)	(0.5)	1.5
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS - TOTAL
Three Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2017	2016	FX Impact	Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$865	$831	$(6)	4.1	4.8
Medication Management Solutions *	567	533	(4)	6.3	7.0
Diabetes Care	243	243	(1)	—	0.5
Pharmaceutical Systems	312	311	(7)	0.4	2.6
Respiratory Solutions *	—	213	—	NM	NM
TOTAL	$1,987	$2,131	$(18)	(6.8)	(5.9)

BD LIFE SCIENCES
Preanalytical Systems	$363	$340	$(3)	6.6	7.5
Diagnostic Systems	350	319	(2)	9.8	10.5
Biosciences	269	277	(3)	(2.8)	(1.8)
TOTAL	$982	$936	$(8)	4.9	5.8

TOTAL REVENUES	$2,969	$3,067	$(26)	(3.2)	(2.4)

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS - UNITED STATES
Six Months Ended March 31,
(Unaudited; Amounts in millions)

	A	B	C=(A-B)/B
	2017	2016	% Change
BD MEDICAL
Medication and Procedural Solutions	$990	$975	1.6
Medication Management Solutions *	956	878	8.8
Diabetes Care	268	259	3.4
Pharmaceutical Systems	139	144	(3.9)
Respiratory Solutions *	—	287	NM
TOTAL	$2,352	$2,544	(7.5)

BD LIFE SCIENCES
Preanalytical Systems	$361	$353	2.5
Diagnostic Systems	327	305	7.0
Biosciences	216	208	3.9
TOTAL	$904	$866	4.4

TOTAL UNITED STATES	$3,257	$3,410	(4.5)

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS - INTERNATIONAL
Six Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2017	2016	FX Impact	Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$744	$705	$(14)	5.5	7.6
Medication Management Solutions	212	200	(8)	6.0	10.1
Diabetes Care	243	240	(1)	1.3	1.7
Pharmaceutical Systems	400	363	(7)	10.3	12.1
Respiratory Solutions	—	134	—	NM	NM
TOTAL	$1,599	$1,641	$(30)	(2.6)	(0.7)

BD LIFE SCIENCES
Preanalytical Systems	$356	$331	$(6)	7.5	9.4
Diagnostic Systems	357	327	(2)	9.1	9.9
Biosciences	322	344	(4)	(6.3)	(5.2)
TOTAL	$1,036	$1,003	$(13)	3.3	4.5

TOTAL INTERNATIONAL	$2,635	$2,644	$(43)	(0.4)	1.3
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS - TOTAL
Six Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2017	2016	FX Impact	Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$1,734	$1,680	$(14)	3.2	4.1
Medication Management Solutions *	1,168	1,078	(8)	8.3	9.0
Diabetes Care	511	499	(1)	2.4	2.6
Pharmaceutical Systems	539	507	(7)	6.3	7.6
Respiratory Solutions *	—	421	—	NM	NM
TOTAL	$3,951	$4,185	$(30)	(5.6)	(4.9)

BD LIFE SCIENCES
Preanalytical Systems	$718	$684	$(6)	4.9	5.9
Diagnostic Systems	684	632	(2)	8.1	8.5
Biosciences	539	552	(4)	(2.5)	(1.8)
TOTAL	$1,940	$1,869	$(13)	3.8	4.5

TOTAL REVENUES	$5,892	$6,054	$(43)	(2.7)	(2.0)

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE REVENUE CHANGE - UNITED STATES
Three Months Ended March 31,
(Unaudited; Amounts in millions)

			C
			Divestiture Revenue Adjustment **	D=B+C	E=(A-D)/D
	A	B		Comparable	Comparable % Change
	2017	2016		2016
BD MEDICAL
Medication and Procedural Solutions	$495	$484	$(6)	$477	3.7
Medication Management Solutions *	464	439	—	439	5.6
Diabetes Care	124	125	—	125	(0.7)
Pharmaceutical Systems	76	81	—	81	(6.0)
Respiratory Solutions *	—	149	(149)	—	NM
TOTAL	$1,159	$1,278	$(155)	$1,123	3.2

BD LIFE SCIENCES
Preanalytical Systems	$185	$175	$—	$175	6.0
Diagnostic Systems	173	156	—	156	10.5
Biosciences	110	110	—	110	(0.2)
TOTAL	$467	$441	$—	$441	6.0

TOTAL UNITED STATES	$1,627	$1,719	$(155)	$1,564	4.0

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
**Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE REVENUE CHANGE - INTERNATIONAL
Three Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

			C
			Divestiture Revenue Adjustment **	D=B+C		F=(A-D-E)/D
	A	B		Comparable	E	FXN % Change
	2017	2016		2016	FX Impact
BD MEDICAL
Medication and Procedural Solutions	$370	$348	$—	$348	$(6)	8.2
Medication Management Solutions	103	94	—	94	(4)	13.6
Diabetes Care	119	118	—	118	(1)	1.7
Pharmaceutical Systems	235	229	—	229	(7)	5.6
Respiratory Solutions	—	64	(64)	—	—	NM
TOTAL	$828	$853	$(64)	$789	$(18)	7.1

BD LIFE SCIENCES
Preanalytical Systems	$177	$165	$—	$165	$(3)	9.1
Diagnostic Systems	178	163	—	163	(2)	10.6
Biosciences	160	167	—	167	(3)	(2.9)
TOTAL	$514	$495	$—	$495	$(8)	5.6

TOTAL INTERNATIONAL	$1,342	$1,349	$(64)	$1,285	$(26)	6.5

**Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE REVENUE CHANGE - TOTAL
Three Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

			C			F=(A-D-E)/D
	A	B	Divestiture Revenue Adjustment **	D=B+C	E	Comparable FXN % Change
				Comparable	Comparable FX Impact
	2017	2016		2016
BD MEDICAL
Medication and Procedural Solutions	$865	$831	$(6)	$825	$(6)	5.6
Medication Management Solutions *	567	533	—	533	(4)	7.0
Diabetes Care	243	243	—	243	(1)	0.5
Pharmaceutical Systems	312	311	—	311	(7)	2.6
Respiratory Solutions *	—	213	(213)	—	—	NM
TOTAL	$1,987	$2,131	$(219)	$1,912	$(18)	4.8

BD LIFE SCIENCES
Preanalytical Systems	$363	$340	$—	$340	$(3)	7.5
Diagnostic Systems	350	319	—	319	(2)	10.5
Biosciences	269	277	—	277	(3)	(1.8)
TOTAL	$982	$936	$—	$936	$(8)	5.8

TOTAL REVENUES	$2,969	$3,067	$(219)	$2,848	$(26)	5.2

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
**Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE REVENUE CHANGE - UNITED STATES
Six Months Ended March 31,
(Unaudited; Amounts in millions)

			C
			Divestiture Revenue Adjustment **	D=B+C	E=(A-D)/D
	A	B		Comparable	Comparable % Change
	2017	2016		2016
BD MEDICAL
Medication and Procedural Solutions	$990	$975	$(14)	$961	3.0
Medication Management Solutions *	956	878	—	878	8.8
Diabetes Care	268	259	—	259	3.4
Pharmaceutical Systems	139	144	—	144	(3.9)
Respiratory Solutions *	—	287	(287)	—	NM
TOTAL	$2,352	$2,544	$(301)	$2,243	4.9

BD LIFE SCIENCES
Preanalytical Systems	$361	$353	$—	$353	2.5
Diagnostic Systems	327	305	—	305	7.0
Biosciences	216	208	—	208	3.9
TOTAL	$904	$866	$—	$866	4.4

TOTAL UNITED STATES	$3,257	$3,410	$(301)	$3,109	4.8

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
**Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE REVENUE CHANGE - INTERNATIONAL
Six Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

			C
			Divestiture Revenue Adjustment **	D=B+C		F=(A-D-E)/D
	A	B		Comparable	E	FXN % Change
	2017	2016		2016	FX Impact
BD MEDICAL
Medication and Procedural Solutions	$744	$705	$—	$705	$(14)	7.6
Medication Management Solutions	212	200	—	200	(8)	10.1
Diabetes Care	243	240	—	240	(1)	1.7
Pharmaceutical Systems	400	363	—	363	(7)	12.1
Respiratory Solutions	—	134	(134)	—	—	NM
TOTAL	$1,599	$1,641	$(134)	$1,508	$(30)	8.1

BD LIFE SCIENCES
Preanalytical Systems	$356	$331	$—	$331	$(6)	9.4
Diagnostic Systems	357	327	—	327	(2)	9.9
Biosciences	322	344	—	344	(4)	(5.2)
TOTAL	$1,036	$1,003	$—	$1,003	$(13)	4.5

TOTAL INTERNATIONAL	$2,635	$2,644	$(134)	$2,510	$(43)	6.7

**Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE REVENUE CHANGE - TOTAL
Six Months Ended March 31, (continued)
(Unaudited; Amounts in millions)

			C			F=(A-D-E)/D
	A	B	Divestiture Revenue Adjustment **	D=B+C	E	Comparable FXN % Change
				Comparable	Comparable FX Impact
	2017	2016		2016
BD MEDICAL
Medication and Procedural Solutions	$1,734	$1,680	$(14)	$1,666	$(14)	5.0
Medication Management Solutions *	1,168	1,078	—	1,078	(8)	9.0
Diabetes Care	511	499	—	499	(1)	2.5
Pharmaceutical Systems	539	507	—	507	(7)	7.6
Respiratory Solutions *	—	421	(421)	—	—	NM
TOTAL	$3,951	$4,185	$(434)	$3,750	$(30)	6.2

BD LIFE SCIENCES
Preanalytical Systems	$718	$684	$—	$684	$(6)	5.9
Diagnostic Systems	684	632	—	632	(2)	8.5
Biosciences	539	552	—	552	(4)	(1.8)
TOTAL	$1,940	$1,869	$—	$1,869	$(13)	4.5

TOTAL REVENUES	$5,892	$6,054	$(434)	$5,619	$(43)	5.6

*The presentation of prior-period amounts has been revised to conform with the presentation of current-period amounts, which does not separately present an immaterial adjustment for the amortization of a deferred revenue balance write-down relating to the CareFusion acquisition.
**Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.
NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended March 31,
	2017	2016	Growth	Foreign Currency Translation	Foreign Currency Neutral Growth	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share	$1.58	$1.56	$0.02	$(0.16)	$0.18	1.3%	11.5%

Purchase Accounting Adjustments ($129 million and $115 million pre-tax, respectively) (1)	0.59	0.53
Restructuring Costs ($11 million and $64 million pre-tax, respectively) (2)	0.05	0.30
Integration Costs ($63 million and $40 million pre-tax, respectively) (2)	0.29	0.18
Transaction Costs ($8 million pre-tax) (2)	0.04	—
Income Tax Benefit of Special Items ($(54) million and $(85) million, respectively)	(0.25)	(0.39)

Adjusted Diluted Earnings per Share	$2.30	$2.18	$0.12	$(0.16)	$0.28	5.5%	12.8%

(1)	Includes adjustments related to the purchase accounting for acquisitions, primarily CareFusion, impacting identified intangible assets and valuation of fixed assets and debt.

(2)	Represents restructuring, integration, and transaction costs associated with the CareFusion acquisition and portfolio rationalization.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS
(Unaudited)

	Six Months Ended March 31,
	2017	2016	Growth	Foreign Currency Translation	Foreign Currency Neutral Growth	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share	$4.15	$2.62	$1.53	$(0.17)	$1.70	58.4%	64.9%

Purchase Accounting Adjustments ($255 million and $268 million pre-tax, respectively) (1)	1.17	1.24
Restructuring Costs ($46 million and $149 million pre-tax, respectively) (2)	0.21	0.69
Integration Costs ($109 million and $75 million pre-tax, respectively) (2)	0.50	0.35
Transaction Costs ($14 million pre-tax) (2)	0.06	—
Litigation-related Item ($(336) million pre-tax) (3)	(1.54)	—
Loss on Debt Extinguishment ($42 million pre-tax) (4)	0.19	—
Income Tax Benefit of Special Items ($(27) million and $(164) million, respectively)	(0.12)	(0.76)

Adjusted Diluted Earnings per Share	$4.63	$4.13	$0.50	$(0.17)	$0.67	12.1%	16.2%

(1)	Includes adjustments related to the purchase accounting for acquisitions, primarily CareFusion, impacting identified intangible assets and valuation of fixed assets and debt.

(2)	Represents restructuring, integration, and transaction costs associated with the CareFusion acquisition and portfolio rationalization.

(3)	Represents the reversal of certain reserves related to an appellate court decision which, among other things, reversed an unfavorable antitrust judgment in the RTI case.

(4)	Represents a loss recognized upon the extinguishment of certain long-term senior notes.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
FY2017 OUTLOOK RECONCILIATION

	FY2016		FY2017 Outlook
	Revenues		% Change	FX Impact	% Change FXN
BDX As Reported Revenue	$12,483		(3.5% - 4.0%)	~(1.5%)	(2.0% - 2.5%)
Divestitures Revenue (1)	(843)
BDX Comparable Revenue	$11,639		3.0% - 3.5%	~(1.5%)	4.5% - 5.0%

BD Medical As Reported Revenue	$8,654		(6.5% - 7.0%)	~(1.5%)	(5.0% - 5.5%)
Divestitures Revenue (1)	(843)
BD Medical Comparable Revenue	$7,811		3.0% - 3.5%	~(1.5%)	4.5% - 5.0%

BD Life Sciences As Reported Revenue	$3,829		2.5% - 3.5%	~(1.5%)	4.0% - 5.0%

	FY2017 Outlook
	Full Year FY2017 Outlook		Full Year FY2016	% Increase
	(estimated)
Reported Fully Diluted Earnings per Share	$ 7.73 - 7.83		$4.49	NM
Purchase Accounting Adjustments	2.32		2.42
Restructuring Costs	0.21	(2)	2.42
Integration Costs	0.50	(2)	0.88
Transaction Costs	0.06	(2)	0.04
Litigation-related Item	(1.54)	(2)	—
Loss on Debt Extinguishment	0.19	(2)	—
Pension Settlement Charges	—	(2)	0.03
Income Tax Benefit of Special Items	(0.12)	(2)	(1.70)

Adjusted Fully Diluted Earnings per Share	$ 9.35 - 9.45		$8.59	9% - 10%

Estimated FX Impact	$(0.35)			~(4.0%)

Adjusted FXN Growth	$ 9.70 - 9.80			13% - 14%

(1)	Excludes the impact from the following divestitures: Respiratory, Simplist and Spine.

(2)	FY2017 restructuring, integration and transaction costs, litigation-related item, loss on debt extinguishment and income tax benefit of special items reflect year-to-date realized costs.
NM - Not Meaningful
FXN - Foreign Currency Neutral